Exhibit (c)(12)

PRIVATE AND CONFIDENTIAL June 23, 2016 Presentation to the Special Committee Project Galaxy

PRIVATE AND CONFIDENTIAL The accompanying materials were compiled on a confidential basis by Raine Securities LLC (“Raine”) for the use and benefit of the Special Committee of the Board of Directors (the “Special Committee”) of Saturn (together with its subsidiaries, the “Company”), in its capacity as such, solely in connection with the Special Committee’s evaluation of the potential transaction referred to herein. Neither Raine nor any of its affiliates, nor any of their respective officers, directors, employees, advisors, agents or representatives, represents or warrants as to the accuracy or completeness of any of the materials set forth herein. Nothing contained in the accompanying materials is, or shall be relied upon as, a promise or representation as to the past, present or future. It should be understood that these materials, including any valuations and/or estimates or projections contained or referred to herein, were prepared or derived from information supplied by or at the request of Saturn or derived from public sources, without any independent verification by Raine. This information, including any valuations, estimates or projections, involves numerous and significant assumptions and subjective determinations by Saturn and other sources, which may or may not be correct. Raine assumes no responsibility for independent verification of such information and has relied on such information being complete and accurate in all material respects. Accordingly, no representation or warranty, express or implied, can be made or is made by Raine as to the accuracy or completeness of any such information or the achievability of any such valuations and/or estimates or projections. To the extent such information includes any estimates or projections of future financial performance, Raine has assumed that such estimates or projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the person preparing such estimates or projections, as the case may be (or, with respect to estimates and forecasts obtained from public sources, that the same represent reasonable estimates). The accompanying material does not represent an opinion as to the prices at which Saturn or any other transaction participant or any interests therein actually would be acquired, sold or traded. Except where otherwise indicated, this presentation speaks as of the date hereof and is necessarily based upon the information available to Raine and financial, stock market and other conditions and circumstances existing and disclosed to Raine as of the date hereof. Raine does not have any obligation to update, review or reaffirm these materials. The presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Raine. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation would be the same if made as of any other date. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. No single analysis contained herein can be deemed more or less important than any other analysis and these analyses must be considered, in their totality, with the oral briefing provided by Raine. Prior to approving any transaction, the Special Committee should determine, without reliance on Raine or its affiliates, the economic risks and merits as well as the legal, tax and accounting characterizations and consequences of any such transaction. In this regard, by accepting these materials, the Special Committee acknowledges that Raine is not in the business of providing (and the Special Committee is not relying on Raine for) legal, tax or accounting advice, and the Special Committee should receive (and rely on) separate and qualified legal, tax and accounting advice. These materials do not constitute an offer or solicitation to sell or purchase any securities. Raine is not acting in any capacity as a fiduciary or agent of the Special Committee or Saturn or the holder of any interest in Saturn. In the ordinary course of each of Raine's investment banking and investment management activities, Raine or its affiliates may hold positions in equity, debt or other securities of Saturn or any other company that may be involved in the potential transaction. THIS PRESENTATION IS CONFIDENTIAL AND WAS NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR FILING THEREOF UNDER STATE OR FEDERAL SECURITIES LAWS OR OTHERWISE. THIS PRESENTATION MAY NOT BE COPIED BY, OR DISCLOSED OR MADE AVAILABLE TO, ANY PERSON WITHOUT THE PRIOR WRITTEN APPROVAL OF RAINE. THIS PRESENTATION IS NOT INTENDED TO BE USED OR RELIED UPON, AND SHOULD NOT BE USED OR RELIED UPON, BY ANY PERSON OTHER THAN THE SPECIAL COMMITTEE AND MAY NOT BE USED BY ANY OTHER PERSON WITHOUT PRIOR WRITTEN APPROVAL OF RAINE. Raine shall not have liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with this presentation. Disclaimer Project Galaxy 1

PRIVATE AND CONFIDENTIAL Luna Deal Overview 2 Market Update • Saturn and Luna stock prices fluctuated due to market rumors on 6/23/2016 • Analysis in this presentation is based on stock prices as of 6/22/2016 and does not reflect these fluctuations Luna Proposal • Saturn Series A consideration of: – $18.00 per share in cash and – 0.6784 shares of newly created Luna non-voting common stock – Implied total value of: $31.60 - $31.94 (0% - 5% PF Luna High Vote / PF Luna No Vote Premium) ▪ ~56-57% cash consideration / ~43-44% stock consideration • Saturn Series B consideration of: – $7.26 per share in cash – 0.6321 shares of newly created Luna non-voting common stock and – 0.6321 shares of newly created Luna voting common stock – Implied total value of: $33.24 ▪ ~4 – 5% Premium to Saturn Series A consideration ▪ ~22% cash consideration / ~78% stock consideration • Saturn incentive awards rollover to pro forma Luna awards at adjusted strike and option counts based on merger consideration (converting cash component to newly created Luna non-voting common stock based on price thereof at closing) Luna Share Reclassification • Luna to convert each existing Luna common share for (i) 0.5 share of voting common stock and (ii) 0.5 share of non-voting common stock Luna Financing • Luna to finance the transaction with $3.75bn of newly issued debt (expected to be comprised of $150mm of drawn Revolving Credit Facility (of $1.0bn available), $1.0bn Term Loan A, $1.9bn Term Loan B, and $650mm Senior Notes / Bridge Facility) – Debt will be used to finance the cash consideration of the deal and refinance Luna and Saturn’s balance sheets • The proposal is expected to be fully financed Saturn Stockholder Approval • Statutory stockholder vote to approve merger (majority of voting power of Saturn Series A and Series B common stock voting together as a single class) • No separate vote of holders of Saturn Series A common stock • Voting agreement from Dr. M, Bennett, and Luna to vote in favor of the transaction (subject to aggregate 34.9% cap) ▪ Dr. M, Luna, and Bennett together control greater than 50% of total Saturn voting power Buyer Stockholder Approval • Statutory stockholder vote to approve Luna share reclassification (2/3 of present/voting) • NYSE-required vote to approve share issuance to Saturn shareholders (majority of present/voting)

PRIVATE AND CONFIDENTIAL 6/22 Market¹ Merger Consideration (0% PF Luna High Vote to PF Luna No Vote Premium) Merger Consideration (5% PF Luna High Vote to PF Luna No Vote Premium) Series A (Low Vote) Share Price $27.80 $31.94 $31.60 Premium to: Metric Share Price (6/22/2016) $27.80 - 14.9% 13.7% 1 Week Prior (6/15/2016) 25.99 7.0% 22.9% 21.6% 30-Day VWAP 26.82 3.6% 19.1% 17.8% 60-Day VWAP 26.79 3.8% 19.2% 17.9% 90-Day VWAP 26.42 5.2% 20.9% 19.6% LTM High 46.48 (40.2%) (31.3%) (32.0%) LTM Low 21.51 29.2% 48.5% 46.9% LTM Average 32.93 (15.6%) (3.0%) (4.0%) Undisturbed Price (9/23/2014) 29.58 (6.0%) 8.0% 6.8% Undisturbed Period Avg.(1/14/13 - 9/23/14) 26.57 4.6% 20.2% 19.0% Series B (High Vote) Share Price $27.71 $33.24 $33.24 Implied Equity Value $2,883 $3,353 $3,319 Plus: Total Debt 1,129 1,129 1,129 Less: Cash (10) (10) (10) Less: Unconsolidated Assets² (25) (25) (25) Total Enterprise Value $3,977 $4,447 $4,413 Management Estimates: Pre-SBC OIBDA TEV / OIBDA Multiple LTM $433 9.2x 10.3x 10.2x 2016E 490 8.1 9.1 9.0 2017E 543 7.3 8.2 8.1 Post-SBC OIBDA TEV / OIBDA Multiple LTM $400 9.9x 11.1x 11.0x 2016E 460 8.7 9.7 9.6 2017E 511 7.8 8.7 8.6 Luna Deal Overview (Cont’d) ($ in millions, except per share data) Source: Trading values per Capital IQ as of 6/22/2016. 1 Market illustrates premiums and multiples at share price as of 6/22/2016. 2 Unconsolidated assets consisting of ownership in Playco. 3 Luna Proposal Deal Summary ▪ Saturn Series A consideration of: − $18.00 per share in cash and − 0.6784 shares of newly created Luna non-voting common stock − Implied total value of: $31.60 - $31.94 ▪ Saturn Series B consideration of: − $7.26 per share in cash and − 0.6321 shares of newly created Luna non-voting common stock and − 0.6321 shares of Luna voting common stock − Implied total value: $33.24 • ~4 – 5% Premium to Saturn Series A consideration ▪ Saturn incentive awards rollover to pro forma Luna awards at adjusted strike and option counts based on merger consideration (converting cash component to newly created Luna non-voting common stock based on price thereof at closing)

PRIVATE AND CONFIDENTIAL Table of Contents I. Saturn – Stock Price & Shareholder Summary II. Saturn – Financial Projections III. Saturn – Standalone Valuation IV. Luna – Company Overview V. Luna – Standalone Valuation VI. Luna – Combination Analysis Appendix A: Dual Class Consideration Appendix B: Supplemental Valuation Material Appendix C: Synergy Analyses 4

PRIVATE AND CONFIDENTIAL I. Saturn – Stock Price & Shareholder Summary 5

PRIVATE AND CONFIDENTIAL 0.000 2.000 4.000 6.000 8.000 10.000 12.000 14.000 16.000 18.000 - $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 Jun-16 Volume (mm)Share Price ($) Volume (mm) Closing Share Price ($) Undisturbed Period Avg. Price: $26.57 Performance Saturn S&P 500 30 Day 5.0% 2.0% 60 Day 5.5% (0.1%) LTM (36.6%) (1.6%) Since Spin 76.7% 42.0% Time Period Annotated Stock Price Performance Series A Shares – Since Saturn Spin-off Source: Capital IQ as of 6/22/2016. Comments per publicly available information. 6 9/23/2014: Fox reportedly interested in purchasing Saturn 1/14/2013: Completes spin-off from Liberty Media 7/29/2015: Saturn reports Q2 results – profits fall nearly 10% year over year 2/05/2016: Luna stock drops by 27% 2/04/2016: Luna files 13D declaring it is exploring a mutually beneficial combination of the two companies 3/27/2015: Luna completes acquisition of 4.63% stake, 13D filed on 3/30/2015 11/24/2014: Rumors suggest that Comet and Luna will not pursue Saturn Rumor Period Avg. Price: $33.19 2/25/2016: Saturn CEO, Chris Albrecht, speaks in favor of consolidation 9/23/2014 Undisturbed Price: $29.58 3/14/2016: Comet rumored to be mulling acquisition of Saturn

PRIVATE AND CONFIDENTIAL (0.3%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0%Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 Jun-16 Premium / Discount Since Saturn Spin - 1/14/2013 LTM Undisturbed Period High Low Median Mean High Low Median Mean High Low Median Mean 19.5% (13.9%) (0.1%) 0.2% 19.5% (6.7%) 0.2% 1.8% 7.3% (13.9%) (0.1%) (0.3%) 27.80 27.71 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 Jun-16 Series A Series B Saturn Stock Price Performance Since Saturn Spin-off ($ per share) Source: Capital IQ as of 6/22/2016. 7 Series A and Series B Share Price Since January 14, 2013 Daily Premium / Discount of Series B Share Price to Series A Share Price Miss Beat Average Closing Price Saturn A Saturn B 30 Day $26.83 $27.22 60 Day $26.75 $27.00 LTM $32.93 $33.39 Undisturbed $26.57 $26.49 Since Spin $29.93 $29.97 LTM High $46.48 $44.86 LTM Low $21.51 $24.94 Time Period 9/23/2014 Undisturbed B Price: $29.26

PRIVATE AND CONFIDENTIAL 178.3% 114.7% 90.3% 133.4% 141.8% 0% 50% 100% 150% 200% 250% 300% 350%Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 Jun-16 Saturn Series A Luna Cable Networks¹ Diversified Media² S&P 500 Relative Stock Price Performance Since Spin Saturn Series A and Luna vs. Industry Peers and S&P 500 Index Source: Capital IQ as of 6/22/2016. 1 AMC Networks, MSG Networks, Scripps, Discovery. 2 Time Warner, Fox, Disney, Viacom, CBS. 8 LTM (see next page)

PRIVATE AND CONFIDENTIAL 64.0% 54.3% 67.8% 82.5% 98.2% 0% 20% 40% 60% 80% 100% 120%Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Saturn Series A Luna Cable Networks¹ Diversified Media² S&P 500 LTM Relative Stock Price Performance Saturn Series A and Luna vs. Industry Peers and S&P 500 Index Source: Capital IQ as of 6/22/2016. 1 AMC Networks, MSG Networks, Scripps, Discovery. 2 Time Warner, Fox, Disney, Viacom, CBS. 9

PRIVATE AND CONFIDENTIAL 58.6 55.7 45.9 65.3 22.4 $21.51 - $26.50 $26.50 - $31.50 $31.50 - $36.49 $36.49 - $41.49 $41.49 - $46.48 18.6 40.6 38.9 17.3 7.7 $21.51 - $24.02 $24.02 - $26.54 $26.54 - $29.05 $29.05 - $31.57 $31.57 - $34.08 9.3 7.9 14.6 8.2 14.0 $24.58 - $25.26 $25.26 - $25.94 $25.94 - $26.62 $26.62 - $27.30 $27.30 - $27.98 160.5 207.7 365.1 108.7 50.8 $15.56 - $21.74 $21.74 - $27.93 $27.93 - $34.11 $34.11 - $40.30 $40.30 - $46.48 Since Spin-off from Liberty Media (Total volume of 892.8mm shares traded) LTM (Total volume of 248.0mm shares traded) Last 6 Months (Total volume of 123.1mm shares traded) Last 3 Months (Total volume of 53.9mm shares traded) Source: Capital IQ as of 6/22/2016. 1 Turnover ratio reflects total volume of shares traded in period over total Common Series A Shares outstanding. 10 Recent Trading Activity by Volume Represents Series A Shares ($ per share, units in millions) VWAP: $30.62 VWAP: $26.42 VWAP: $27.29 VWAP: $32.90 10.08x turnover ratio1 1.39x turnover ratio1 0.61x turnover ratio1 17.2% 14.6% 27.1% 15.1% 26.0% 23.6% 22.5% 18.5% 26.4% 9.0% 18.0% 23.3% 40.9% 12.2% 5.7% 2.80x turnover ratio1 15.1% 33.0% 31.6% 14.1% 6.2%

PRIVATE AND CONFIDENTIAL Analyst Targets Saturn Wall Street Research Views Source: Wall Street Research and Bloomberg. Trading price as of 6/22/2016. ¹ Blended valuation methodology of DCF and M&A. 11 Date Firm Valuation Methodology Multiple Year Rating Target Price % Premium to 6/22 Trading Price % Premium to Publish Day 4/29/2016 Deutsche Bank Blended¹ Buy $47.00 69.1% 89.4% 4/29/2016 FBN Securities DCF Outperform $35.38 27.3% 42.5% 4/29/2016 Evercore ISI DCF Buy $33.00 18.7% 33.0% 4/29/2016 Pivotal Research Group OIBDA Multiple CY2016 Buy $32.00 15.1% 28.9% 5/2/2016 CLSA P/FCF Multiple CY2017 Outperform $31.00 11.5% 13.9% 5/1/2016 Macquarie OIBDA Multiple CY2017 Neutral $28.00 0.7% 2.9% 4/29/2016 Drexel Hamilton OIBDA Multiple N/A Hold $27.50 (1.1%) 10.8% 4/29/2016 Morgan Stanley P/FCF Multiple CY2020 Equal-weight $27.00 (2.9%) 8.8% 4/29/2016 FBR & Co. OIBDA Multiple CY2016 Market Perform $26.00 (6.5%) 4.8% 4/28/2016 Pacific Crest Securities OIBDA Multiple NTM Sector Weight $26.00 (6.5%) 4.8% Average $31.29 12.5% 24.0% Median $29.50 6.1% 12.4% 6/22 Trading Price $27.80

PRIVATE AND CONFIDENTIAL Saturn Shareholder Summary Source: Company filings, Thomson One, as of 6/10/2016. Note: Share ownership percentages reflect percent of common shares outstanding (excluding dilutive securities). ▪ Holders of Series A and Series B shares are entitled to 1 and 10 votes per share, respectively ▪ Upon completion of the Q1 2015 share swap, Luna granted an irrevocable proxy to affiliates of Dr. Malone to vote 2,118,038 shares of Series A common stock and 2,590,597 shares of Series B common stock in matters submitted to a vote of Saturn’s shareholders, other than for proposals related to extraordinary transactions, including business combinations, or proposals related to the issuance or sale of securities ▪ Therefore, Dr. Malone controls 48% of the shareholder vote on an election of directors and 33% of the vote on the proposals related to extraordinary transactions or the issuance or sale of securities, while only maintaining a 6% economic ownership stake 12 Series (Shares) Series (Economic %) Series (Voting %) Shareholder A B A B A B Fidelity Management & Research Company 12,403,384 12.6% 6.6% ClearBridge Investments 6,340,512 6.4% 3.4% The Vanguard Group 5,812,056 5.9% 3.1% Horizon Kinetics 5,024,545 5.1% 2.7% BlackRock Institutional Trust Company 2,861,434 2.9% 1.5% Boston Partners 2,325,745 2.4% 1.2% Luna 2,118,038 2,590,597 2.2% 2.6% 1.1% 13.8% Gregory B Maffei 1,822,456 1.9% 1.0% York Capital Management 1,445,947 1.5% 0.8% Pinnacle Associates 1,356,995 1.4% 0.7% TIAA Global Asset Management 1,355,329 1.4% 0.7% Fidelity Institutional Asset Management 1,343,618 1.4% 0.7% Voya Investment Management 1,308,102 1.3% 0.7% State Street Global Advisors (US) 1,128,138 1.1% 0.6% Columbia Wanger Asset Management 1,071,259 1.1% 0.6% Two Sigma Investments 1,052,378 1.1% 0.6% Ratan Capital Management 985,860 1.0% 0.5% Norges Bank Investment Management 891,883 0.9% 0.5% John Malone 136,537 6,186,729 0.1% 6.3% 0.1% 33.1% Other 37,790,196 1,080,990 38.4% 1.1% 20.2% 5.8% Total 88,574,412 9,858,316 90.0% 10.0% 47.3% 52.7%

PRIVATE AND CONFIDENTIAL II. Saturn – Financial Projections 13

PRIVATE AND CONFIDENTIAL Actuals Management Model Mgmt. Extrapolation 2013A 2014A 2015A 2016E 2017E 2018E 2019E 2020E Revenue Networks¹ $1,298 $1,312 $1,324 $1,389 $1,484 $1,561 $1,623 $1,688 Distribution¹ 450 322 354 315 311 311 311 311 Animation 32 32 25 0 0 0 0 0 Eliminations (2) (1) (3) (4) (7) (5) (5) (5) Total Revenue $1,778 $1,664 $1,700 $1,700 $1,789 $1,868 $1,930 $1,995 YoY Growth (%) 9.0% (6.4%) 2.2% 0.0% 5.2% 4.4% 3.3% 3.4% Expenses Programming 632 598 653 633 665 662 684 707 Operating 394 293 300 264 270 266 275 284 Advertising & Marketing 149 144 157 169 177 191 197 204 General & Administrative 125 127 129 144 134 137 142 146 Total Expenses $1,301 $1,162 $1,239 $1,210 $1,246 $1,255 $1,297 $1,341 YoY Growth (%) (20.2%) (10.6%) 6.6% (2.3%) 3.0% 0.7% 3.3% 3.4% Pre-SBC OIBDA $477 $502 $462 $490 $543 $612 $633 $654 % Margin ² 26.8% 30.1% 27.1% 28.8% 30.3% 32.8% 32.8% 32.8% YoY Growth (%) 7.2% 5.2% (8.0%) 6.2% 10.7% 12.9% 3.3% 3.4% Stock Based Compensation 34 31 33 31 31 30 31 32 Post-SBC OIBDA $443 $471 $429 $460 $511 $582 $602 $622 % Margin ² 24.9% 28.3% 25.2% 27.0% 28.6% 31.2% 31.2% 31.2% Free Cash Flow Net Income 250 269 236 247 287 341 350 363 Net Program Amort. / (Payments) 181 167 199 198 338 288 288 288 Net Film/TV Amort. / (Investments) (90) (260) (194) (272) (284) (288) (288) (288) D&A & Other 66 80 53 65 59 50 57 58 Δ Working Capital (94) (49) (44) 3 (47) (47) (47) (47) Capital Expenditure (15) (11) (17) (24) (19) (13) (13) (13) Free Cash Flow $298 $195 $233 $218 $335 $332 $347 $361 Saturn Financial Summary Saturn Management Model ($ in millions) Source: Company management. Note: Management provided extrapolation guidance for 2019E and 2020E. 1 Network revenues grown at 4% year over year. Distribution and eliminations revenues held flat to 2018E. 2 OIBDA margins held flat to 2018E. 14 Commentary ▪ Partner agreements renewed at terms consistent with current agreements; CHTR keeps CHTR and TWX systems under separate agreements through plan period 1 ▪ Assumes Weinstein Co. has four replenishments annually or a total of $80M and reflects steady state revenue and Adjusted OIBDA; Saturn Originals revenue and adjusted OIBDA based on ultimates 2 ▪ Reduction due to impact of Film Roman sale in 2015 3 ▪ Programming costs driven by increase in original content production and reduction of costs associated with Disney output deal 4 1 2 3 4 5 ▪ Excludes investment and cash received from equity investee 5

PRIVATE AND CONFIDENTIAL $1,728 $1,828 $1,695 $1,715 2016E 2017E Management Case Consensus Estimates 57.4 55.7 57.8 55.4 58.3 54.1 2016E 2017E 2018E Subscribers (in millions) Revenue Pre-SBC OIBDA1 Post-SBC OIBDA2 15 Saturn Financial Projections Comparison Saturn Management Model vs. Consensus Estimates ($ in millions, except subscribers) Source: Company management, Wall Street Research, Capital IQ. 1 Consensus estimates per Capital IQ post SBC median and adds back the average of estimates of SBC by Pivotal Research Group, Morgan Stanley, and Evercore of ~$33.5mm. 2 Consensus estimates per Capital IQ median. 5 Analysts 5 Analysts 4 Analysts $1,700 $1,789 $1,868 $1,700 $1,727 $1,761 2016E 2017E 2018E 13 Analysts 13 Analysts 9 Analysts 13 Analysts 13 Analysts 11 Analysts 13 Analysts 13 Analysts 11 Analysts $490 $543 $612 $461 $506 $547 2016E 2017E 2018E $460 $511 $582 $428 $472 $513 2016E 2017E 2018E

PRIVATE AND CONFIDENTIAL III. Saturn – Standalone Valuation 16

PRIVATE AND CONFIDENTIAL Post-SBC OIBDA – 2016E: $460mm; 2017E: $511mm 2016E Post-SBC OIBDA Multiple Range: 7.5x – 9.5x 2017E Post-SBC OIBDA Multiple Range: 7.0x – 9.0x Series B Common Share Premium: 0% - 5% Pre- SBC $30.23 $24.94 $26.03 $22.85 $24.05 $30.87 $27.90 $21.51 $26.00 $29.89 $31.97 $41.32 $33.96 $35.97 $31.34 $33.47 $42.66 $38.84 $46.48 $47.00 $35.09 $37.53 $0.00 $15.00 $30.00 $45.00 $60.00 $75.00 Methodology Saturn Valuation Summary Saturn Management Projections Calendar Years Ended 12/31 17 Discounted Cash Flow Analysis (4.75 Year) Pre-SBC OIBDA – 2016: $490mm; 2017: $543mm 2016E Pre-SBC OIBDA Multiple Range: 7.5x – 9.5x 2017E Pre-SBC OIBDA Multiple Range: 7.0x – 9.0x Series B Common Share Premium: 0% - 5% Illustrative Price per Series A Share ($) Commentary Public Trading Comparables 2016E Closing Price – High $46.48 (7/16/2015) Closing Price – Low: $21.51 (2/12/2016) WACC: 8% – 9%; Perpetuity Growth Rate: 1% – 2% Pre-SBC Terminal OIBDA multiple: 6.9x – 9.2x Post-SBC Terminal OIBDA multiple: 7.2x – 9.7x Series B Common Share Premium: 0% – 5% LTM Trading Range LTM – Pre-SBC OIBDA: $433mm; Post-SBC OIBDA: $400mm LTM Pre-SBC OIBDA Multiple Range: 10.0x – 13.0x LTM Post-SBC OIBDA Multiple Range: 10.0x – 13.0x Series B Common Share Premium: 0% - 5% Wall Street Research Low: FBR & Co (4/29/2016) and PCS (4/28/2016) High: Deutsche Bank (4/29/2016) Median: $29.50 Source: Company filings, management projections, management guided extrapolation and publicly available information as of 6/22/2016. Equity value based on treasury-stock-method and calculated using $1,129mm in debt, $10mm in cash and $25 mm in unconsolidated Playco assets. 1 Assumes 0% - 5% High Vote to No Vote premium for Pro Forma Luna shares. 2 Assumes 0% - 5% High Vote to No Vote premium for Pro Forma Luna shares, $50mm of recurring tax synergies, Low Cost Synergies of $50mm and High Cost Synergies of $75mm. 6/22 Trading Price: $27.80 Premiums Paid Based on total of 60 transactions Reference range of 15% - 35% 1 Week Price of $25.99 as of 6/15/2016 $27.80 as of 6/22/2016 Reference Points Valuation Merger Consideration1: $31.60 – $31.94 Precedent Transactions Post- SBC Public Trading Comparables 2017E Public Trading Comparables 2016E Public Trading Comparables 2017E Post-SBC Pre-SBC Merger Consid. Incl. Share of NPV of Synergies2: $34.49 – $35.47 1 6/22 Week

PRIVATE AND CONFIDENTIAL Unlevered Free Cash Flow Overview Implied Price per Share1 Implied Terminal Multiple 18 Saturn Discounted Cash Flows Analysis Saturn Management Projections ($ in millions, except per share values) | Calendar Years Ended 12/31 Source: Company management. Note: Valuation as of 3/31/2016. 1 Equity value calculated using $1,129mm in debt, $10mm in cash and $25 mm in unconsolidated Playco assets. For illustrative purposes, at a 8.5% WACC and 1.5% perpetuity growth rate, the treasury-stockmethod fully diluted share count is 105.2mm with no Series B premium and 105.1mm with 5% Series B premium. Management Model Management Extrapolation Q2 - Q4 2016E 2017E 2018E 2019E 2020E Terminal Year Revenue $1,268 $1,789 $1,868 $1,930 $1,995 $1,995 % Growth 5.2% 4.4% 3.3% 3.4% Pre-SBC OIBDA $363 $543 $612 $633 $654 $654 % Margin 28.6% 30.3% 32.8% 32.8% 32.8% Less: Stock Based Compensation (22) (31) (30) (31) (32) (32) Post-SBC OIBDA $341 $511 $582 $602 $622 $622 Less: Other income (expense), net (12) (4) 5 0 0 0 Less: D&A (18) (24) (26) (26) (26) (26) EBIT $311 $484 $562 $576 $596 $596 Less: Taxes @ 35.0% (109) (169) (197) (202) (209) (209) Unlevered Net Income $202 $315 $365 $375 $388 $388 Plus: Other non-op. and non-cash items 22 4 (5) 0 0 0 Plus: D&A 18 24 26 26 26 26 Plus: Content Amort./(Investment) (36) 55 0 0 0 0 Less: Capex (22) (19) (13) (13) (13) (26) Less: Change in Working Capital 30 (47) (47) (47) (47) (47) Unlevered Free Cash Flow $215 $331 $326 $340 $354 $341 % Growth 39.8% (1.4%) 4.4% 3.9% Implied Price per Share (No Series B Premium) Implied Price per Share (5% Series B Premium) Discount Perpetuity Growth Rate Rate 1.00% 1.25% 1.50% 1.75% 2.00% 8.00% $35.68 $36.93 $38.28 $39.74 $41.32 8.25% 34.22 35.38 36.63 37.97 39.42 8.50% 32.86 33.94 35.09 36.33 37.66 8.75% 31.57 32.58 33.66 34.80 36.03 9.00% 30.36 31.30 32.31 33.38 34.52 Implied Price per Share (5% Series B Premium) Perpetuity Growth Rate Perpetuity Growth Rate 1.00% 1.25% 1.50% 1.75% 2.00% $35.52 $36.77 $38.12 $39.57 $41.14 34.07 35.23 36.47 37.80 39.25 32.71 33.79 34.94 36.17 37.49 31.43 32.44 33.51 34.65 35.87 30.23 31.17 32.17 33.24 34.37 Implied Terminal Multiple ('20E Post-SBC OIBDA) Implied Price per Share (No Series B Premium) Discount Perpetuity Growth Rate Rate 1.00% 1.25% 1.50% 1.75% 2.00% 8.00% 8.2x 8.5x 8.9x 9.3x 9.7x 8.25% 7.9 8.2 8.6 8.9 9.3 8.50% 7.7 8.0 8.3 8.6 9.0 8.75% 7.4 7.7 8.0 8.3 8.6 9.00% 7.2 7.5 7.7 8.0 8.3 Implied Terminal Multiple ('20E Pre-SBC OIBDA) Perpetuity Growth Rate 1.00% 1.25% 1.50% 1.75% 2.00% 7.8x 8.1x 8.5x 8.8x 9.2x 7.6 7.8 8.2 8.5 8.8 7.3 7.6 7.9 8.2 8.5 7.1 7.3 7.6 7.9 8.2 6.9 7.1 7.4 7.6 7.9

PRIVATE AND CONFIDENTIAL Saturn Comparable Companies Analysis ($ in millions, except per share values) | Calendar Years Ended 12/31 Source: Public filings and Capital IQ as of 6/22/2016. Note: Unless otherwise noted Adj. Enterprise Value calculated as market capitalization (considering all classes of stock) plus total debt and minority interest less cash and unconsolidated assets. 1 Stock Price reflects primary stock listing; enterprise value calculation considers all classes of stock. 2 Luna debt excludes production loans and excludes in the money convertible debt. Adj. Enterprise Value adjusted for NPV of tax differential of $520mm and unconsolidated assets of $1,101mm (see appendix for detail). 3 Source: Luna management projections. 19 Market Valuation Growth Profile Key Metrics Valuation Metrics Leverage Stock Price¹ % 52 Week Equity Adj. Enterprise CY2016-CY2018 Post-SBC OIBDA Margin EV / Pre-SBC OIBDA EV / Post-SBC OIBDA Net Debt/LTM 6/22/2016 High Value Value Revenue OIBDA CY2016 CY2017 LTM CY2016 CY2017 CY2018 LTM CY2016 CY2017 CY2018 Pre-SBC OIBDA Saturn - Management $27.80 59.7% $2,883 $3,977 1.9% 9.4% 27.0% 28.6% 9.2x 8.1x 7.3x 6.5x 9.9x 8.7x 7.8x 6.8x 2.8x Saturn - Consensus 27.80 59.7% 2,883 3,977 1.8% 13.0% 25.3% 27.5% 9.2 8.6 7.8 7.2 10.0 9.3 8.4 7.7 2.8 Luna - Management², ³ 20.55 49.6% 3,143 2,401 1.0% 96.2% 2.4% 5.1% 21.6 14.9 10.6 8.5 65.9 39.6 18.1 11.5 20.2 Luna - Consensus² 20.55 49.6% 3,143 2,401 4.4% 54.2% 4.1% 8.8% 21.6 13.3 7.5 7.3 61.7 22.9 9.9 9.6 20.2 Cable Networks Discovery $ 25.99 74.4% $ 16,145 $ 23,070 6.0% 6.8% 36.4% 36.5% 9.5x 9.4x 8.9x 8.4x 9.7x 9.6x 9.1x 8.6x 3.1x Scripps 63.42 92.7% 8,224 11,032 4.3% 4.0% 41.1% 41.0% 7.5 7.7 7.4 7.2 7.7 7.9 7.6 7.3 2.4 AMC Networks 58.49 67.1% 4,354 6,751 5.1% 4.4% 32.3% 32.1% 7.5 7.3 6.9 6.7 7.8 7.5 7.1 6.9 2.6 MSG Networks 16.40 19.2% 1,242 2,472 3.8% 4.8% 46.6% 46.6% 5.5 7.8 7.6 7.1 5.7 8.0 7.8 7.3 3.1 Cable Networks Median 4.7% 4.6% 38.7% 38.7% 7.5x 7.8x 7.5x 7.1x 7.7x 8.0x 7.7x 7.3x 2.8x Diversified Media Walt Disney $ 98.79 80.9% $ 162,738 $ 176,982 5.2% 5.6% 30.6% 30.4% 10.3x 9.9x 9.5x 8.9x 10.6x 10.2x 9.7x 9.1x 0.9x Time Warner 72.44 79.3% 58,365 77,350 5.4% 3.6% 28.2% 28.6% 9.4 9.2 8.5 8.5 9.6 9.4 8.7 8.7 2.7 Twenty-First Century Fox 28.92 83.3% 54,988 59,250 5.8% 8.1% 25.1% 25.4% 9.2 8.1 7.7 7.0 9.3 8.3 7.8 7.1 2.3 Viacom 44.03 65.2% 17,793 28,971 2.4% 0.8% 29.2% 29.9% 7.5 7.5 7.1 7.4 7.7 7.7 7.3 7.6 3.2 CBS 53.65 92.5% 24,915 32,506 2.8% 5.7% 23.6% 23.8% 9.6 9.0 8.8 8.1 10.1 9.5 9.3 8.5 2.3 Diversified Media Median 4.9% 5.1% 28.2% 28.6% 9.3x 8.8x 8.4x 8.1x 9.5x 9.1x 8.6x 8.5x 2.3x

PRIVATE AND CONFIDENTIAL Select Precedent Transactions U.S. Cable Networks ($ in millions) 20 Announced Date Target Acquiror % Acquired Implied EV EV / LTM Revenue EV / LTM Pre-SBC OIBDA EV / LTM Post-SBC OIBDA 1/22/2014 Pasiones / Centroamerica TV / TV Dominicana Hemisphere Media Group 100.0% $100 4.3x 8.1x 8.1x 2/12/2013 NBCUniversal Comcast 49.0% $38,936 1.6x 9.5x 9.5x 3/4/2013 Outdoor Channel Holdings Inc. Kroenke Sports & Entertainment 100.0% $208 2.7x 16.4x 22.8x 12/3/2009 NBCUniversal Comcast 51.0% $28,269 1.8x 10.0x 10.0x 11/5/2009 Travel Channel Scripps Interactive 65.0% $975 4.5x 15.3x 15.3x Average 3.0x 11.9x 13.1x Median 2.7x 10.0x 10.0x Source: Fi l ings , Wal l Street Research, Publ icly Avai lable Information. 1 Mul tiples based upon 2013 Revenue and OIBDA. 2 Includes adjustments for the Weather Channel and Other unconsol idated investments and thi rd party noncontrol l ing interes ts in RSNs per NBCU 2013 10K. Mul tiples based upon 2012 Revenue and OIBDA. 3 Mul tiples based upon 2012 Revenue and OIBDA. 4 Includes adjustments for AETN and other unconsol idated investments per DB research 12/11/2009 dated. Mul tiples based upon 2009 Revenue and OIBDA. SBC data i s unavai lable for the period. 5 Mul tiples based upon 2009 Revenue and OIBDA. 2 4 1 1 2 2 3 3 4 4 5 5 1 3 5 2 4

PRIVATE AND CONFIDENTIAL 40% 34% 30% 29% 28% 23% 32% 27% 27% 37% 32% 28% 1-Month Premium 1-Week Premium 1-Day Premium All Cash (44 Deals) All Stock (7 Deals) Cash & Stock (9 Deals) All Transactions (60 Deals) 37% 33% 24% 33% 28% 19% 23% 18% 16% 33% 28% 23% 1-Month Premium 1-Week Premium 1-Day Premium 40% 34% 30% 29% 28% 23% 32% 27% 27% 37% 32% 28% 1-Month Premium 1-Week Premium 1-Day Premium Premiums Paid for Transactions with Enterprise Values Between $1.0bn and $10.0bn ▪ All publicly announced transactions with a U.S. Target ▪ Transaction enterprise value between $1,000mm and $10,000mm ▪ Announced within last 10 years (6/8/2006 to 6/8/2016) ▪ Premium to unaffected price (adjusted for leaks) ▪ Excludes financial institutions and real estate transactions ▪ Excludes transactions marketed as mergers-of-equals Analysis Criteria Source: Capital IQ as of 6/10/2016. 21 Illustrative Premiums Paid Analysis Average (%) Median (%)

PRIVATE AND CONFIDENTIAL IV. Luna – Company Overview 22

PRIVATE AND CONFIDENTIAL ▪ June 2016 – The Company announces it is seeking acquisitions ▪ April 2016 – Confirmed significant output agreement with Fox Networks Group’s Pay TV and Basic Cable channels across LatAm ▪ March 2016 – Announced partnership with Comic-Con International for newly named subscription video-on-demand (SVOD) platform ▪ February 2016 – Luna rumored to be seeking acquisition of Saturn ▪ January 2016 – Investments in film ticketing company Atom Tickets and video gaming company Next Games Oy ▪ November 2015 – Acquired majority stake in Pilgrim Studios, Inc. ▪ Leading global entertainment company with a strong and diversified presence in motion picture production and distribution, television programming and syndication, home entertainment, family entertainment, digital distribution, new channel platforms and international distribution and sales ▪ Has become one of the major independent studios for leading intellectual property owners, third-party distributors and digital platforms ▪ The Company’s feature films have grossed more than $7 billion at the global box office over the past four years, and Luna and its predecessor companies have earned 77 Academy Award® nominations and 20 Oscar wins ▪ 16,000-title film and television library, one of the biggest content catalogues in the world ▪ Focused on expanding into location-based entertainment, video games and virtual reality to extend the longevity of existing franchises awhile identifying developing new properties 23 Luna Overview Source: Wall Street Research, Company Filings, Company Website. Illustrative Key Properties Recent Developments Company Overview Earned 70 Academy Award Nominations and 20 Academy Award Wins Earned 186 Emmy nominations and 29 Primetime Emmy wins

PRIVATE AND CONFIDENTIAL Luna Business Segments Overview Source: Company Website, Wall Street Research. 24 Segment Description MOVIES • Diverse theatrical slate of tentpole, star-driven event films and branded properties includes 15 – 20 wide releases each year from its Luna and Summit Entertainment labels, and another 25 or more films annually from the Company’s other six labels and partnerships • Has released three of the four biggest young adult franchises of the past decade • Reaches a global audience through an international distribution infrastructure in the UK, Latin America and nearly 20 theatrical output agreements globally, and strong distribution partnerships with leading companies in China and India TV • Leading supplier of premium content to cable, broadcast and digital platforms • Grown from $8mm in revenue in 2000 to nearly $700mm in fiscal 2016, a compounded annual growth rate of over 20% • Programming roster includes nearly 80 shows on 40 different U.S. networks with 15 new scripted series planned for this year • Building a nonfiction business alongside its premium scripted programming, with its investment in leading reality producer Pilgrim Studios • Has become a leading source of content for its own portfolio of channels as well (Graves / EPIX; Nightcap / POP, etc.) HOME ENTERTAINMENT • New distribution and replication agreements with Fox and Cinram • Capitalizes on new technology, pioneering new business models and creating new windowing and pricing strategies to adapt to changing viewer habits • Home Ent. business finished among the top five major studios in 2012, driven by Hunger Games and Twilight franchises CHANNELS • Launched its emerging channel business in 2006 as an extension of its growing content business, taking equity positions in nine branded channels globally • Includes Pop, the JV between Comet and Luna, as well as EPIX, which is operated with partners Viacom and MGM INTERNATIONAL • Global network of output deals with blue-chip partners in France, Germany, Spain, Benelux, Scandinavia, Russia, Poland and Austria/New Zealand that mitigate risk and increase the Company’s international theatrical visibility • Operates a self-distribution company in the U.K. and a JV with IDC serving the LatAm marketplace • Partnered with Astro’s Celestial Pictures serving Asia and with Universal Pictures for film distribution and Celestial Tiger for Channel delivery in India

PRIVATE AND CONFIDENTIAL Management Team Board of Directors Source: Company Website. 25 Management Team & Board of Directors Jon Feltheimer Chief Executive Officer Michael Burns Vice Chairman Steve Beeks Co-Chief Operating Officer & Co- President, Motion Picture Group Brian Goldsmith Co-Chief Operating Officer Wayne Levin General Counsel and Chief Strategic Officer James W. Barge Chief Financial Officer Michael Burns Vice Chairman Dr. John C. Malone Chairman of the Board, Liberty Media Corporation Gordon Crawford Formerly, Senior Vice President, Capital Research Management G. Scott Paterson Vice Chairman, NeuLion Inc. Arthur Evrensel Partner, Michael, Evrensel & Pawar LLP Mark H. Rachesky, M.D. President and Founder, MHR Fund Management LLC Jon Feltheimer Chief Executive Officer Daryl Simm Chairman and CEO, Omnicom Media Group Emily Fine Principal, MHR Fund Management LLC Hardwick Simmons Formerly Chairman and CEO, NASDAQ Michael T. Fries President and Chief Executive Officer, Liberty Global Phyllis Yaffe Formerly CEO, Alliance Atlantis Communications Harald Ludwig President and CEO, Malcuan Capital Corporation David M. Zaslav Chief Executive, Discovery Communications

PRIVATE AND CONFIDENTIAL Saturn Shareholder Shares % Shareholder? MHR Fund Management 30,211,049 20.5% Capital World Investors 8,819,000 6.0% Fidelity Management & Research Company 8,468,505 5.8% x Capital Research Global Investors 7,829,000 5.3% The Vanguard Group 7,403,290 5.0% x Naya Management 5,443,495 3.7% x Discovery Communications, Inc. 5,000,000 3.4% Liberty Global 5,000,000 3.4% John Malone 4,967,695 3.4% x Kornitzer Capital Management 4,613,348 3.1% Fairpointe Capital 4,397,602 3.0% Shapiro Capital Management 3,341,300 2.3% BlackRock 3,145,992 2.1% x Jefferies 3,103,300 2.1% LLBH Private Wealth Management 3,051,416 2.1% Matrix Capital Management Company 2,786,400 1.9% Neuberger Berman 2,315,179 1.6% x ClearBridge Investments 2,231,884 1.5% x Calamos Advisors 1,951,074 1.3% Michael Raymond Burns 1,693,356 1.2% Other 31,454,912 21.4% Total 147,227,797 100.0% Luna Shareholder Summary Source: Company filings, Thomson One. Note: As of 6/10/2016. ▪ John Malone owns an effective 5% of Luna through his pro-rata voting interests in Discovery Communications (29% of voting rights) and Liberty Global (26% of voting rights) ▪ Malone and his affiliates have four board seats at Luna equivalent to 29% of the directors – Affiliates include Luna CEO Jon Feltheimer (who sits on the board of Saturn), Liberty CEO Michael Fries, and Discovery CEO David Zaslav 26 John Malone Affiliated Shareholders

PRIVATE AND CONFIDENTIAL Luna Stock Price Performance Since January 14, 2013 (Date of Saturn Spin-off from Liberty Media) Source: Capital IQ as of 6/22/2016. 27 0.000 5.000 10.000 15.000 20.000 25.000 - $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Volume (mm) Share Price ($) Volume (mm) Closing Share Price ($) Performance Luna S&P 500 30 Day 4.9% 1.8% 60 Day 0.6% (0.3%) LTM (45.7%) (1.8%) Time Period 6/11/2013: Luna presents at 5th Annual Film Finance Forum 7/22/2013: Luna refinances $450 million in debt 3/10-11/2014: Luna presents at DB and Piper Jaffray TMT Conferences 10/24/2014: Alibaba and Wanda exploring acquisition of Luna 2/5/2015: Luna reports Q3 2015 results 10/5/2015: LA Times reports Luna is in talks to acquire Saturn 2/5/2016: Luna stock down 27% following CEO Jon Feltheimer comments on lower expected earnings 2/4/2016: Luna files 13D declaring it is exploring a mutually beneficial combination with Saturn 11/12/2015: Luna prices secondary offering of 3.4 million shares for investments by Liberty Global and Discovery Communications 11/10/2015: Luna reports earnings below expectations

PRIVATE AND CONFIDENTIAL $335 $288 $213 $183 ($47) ($75) ($30) Adj. OIBDA (Company Definition) Equity Income Gain on Sales Pre-SBC OIBDA* SBC Post-SBC OIBDA* Startup Costs Post-SBC OIBDA Less Startup $268 $228 $155 $125 ($40) ($73) ($30) Adj. OIBDA (Company Definition) Equity Income Gain on Sales Pre-SBC OIBDA* SBC Post-SBC OIBDA* Startup Costs Post-SBC OIBDA Less Startup Luna Management Projections Wall Street Projections (incl. Analyst Range) 28 Luna Management Plan vs. Wall Street Summary Luna Management Projections and Wall Street Research Projections ($ in millions) | Fiscal Years Ended 3/31 Luna management projections. Source: Company filings and Capital IQ as of 6/22/2016. * Indicates figures used for valuation purposes. $205-$320 $25-$56 $0 $55-$85 $30 $251 $192 $106 $41 ($26) ($33) ($86) ($65) Adj. OIBDA (Company Definition) Equity Income Gain on Sales Pre-SBC OIBDA* SBC Post-SBC OIBDA* Startup Costs Post-SBC OIBDA Less Startup $222-$524 $28-$62 $0 $58-$85 $30 2017 2018 2019 2017 2018 2019 While not in research analyst projections, $20- $30mm in asset sale gains were guided to on FY16 Q4 earnings call and recognized in research analyst commentary Q3 2015 Earnings Call Statement: “…we have a clear path back to the adjusted EBITDA run rate of at least $350 million to $400 million you've seen in recent years even absent transformative M&A or outsized performance from our films.” $264 $220 $136 $90 ($23) ($20) ($85) ($46) Adj. OIBDA (Company Definition) Equity Income Gain on Sales Pre-SBC OIBDA* SBC Post-SBC OIBDA* Startup Costs Post-SBC OIBDA Less Startup $348 $301 $252 $243 ($47) ($0) ($49) ($9) Adj. OIBDA (Company Definition) Equity Income Gain on Sales Pre-SBC OIBDA* SBC Post-SBC OIBDA* Startup Costs Post-SBC OIBDA Less Startup $394 $345 $268 $258 ($48) ($78) ($10) Adj. OIBDA (Company Definition) Equity Income Gain on Sales Pre-SBC OIBDA* SBC Post-SBC OIBDA* Startup Costs Post-SBC OIBDA Less Startup $297-$530 $28-$70 $0 $62-$85 $10

PRIVATE AND CONFIDENTIAL $15 $18 $18 $14 $20 $15 $7 $7 2014A 2015A 2016E 2017E 2018E $2,475 $2,202 $2,567 $2,791 $2,753 $2,782 $3,103 $3,444 2014A 2015A 2016E 2017E 2018E Revenue Capex 29 Luna Calendar Year Financial Summary Luna Management Projections and Wall Street Research Projections ($ in millions) | Calendar Years Ended 12/31 Luna management projections. Source: Company filings and Capital IQ as of 6/22/2016. 1OIBDA excludes equity interests and gains on sales. Number of Analysts 16 13 8 Number of Analysts 10 9 5 2014A 2015A 2014A 2015A Pre-SBC OIBDA1 Post-SBC OIBDA1 Number of Analysts 15 13 8 Number of Analysts 15 13 8 $267 $77 $105 $243 $249 $65 $142 $223 2021041A4A 201250A1 5A 2016E 2017E 2018E $337 $156 $180 $319 $327 $161 $226 $281 2021041A4A 201250A1 5A 2016E 2017E 2018E 1 2 Luna Management Case Consensus Estimates

PRIVATE AND CONFIDENTIAL V. Luna – Standalone Valuation 30

PRIVATE AND CONFIDENTIAL $18.78 $16.68 $18.63 $14.12 $17.23 $18.53 $22.00 $24.86 $26.72 $26.60 $21.53 $23.78 $41.07 $40.00 $0.00 $20.00 $40.00 $60.00 Luna Standalone Valuation Luna Management Projections 31 ■ Closing Price – High $41.07 (11/12/2015) ■ Closing Price – Low: $18.53 (2/5/2016) ■ WACC: 8.75% – 9.75% ■ Perpetuity Growth Rate: 2.5% – 3.5% ■ Pre-SBC Terminal OIBDA multiple1: 7.6x – 10.6x ■ Post-SBC Terminal OIBDA multiple1: 9.0x – 12.4x ■ Topeka – High $40.00 (5/26/2016) ■ Cowen and Company – Low $22.00 (5/27/2016) ■ Median: $27.00 Source: Luna management projections, company filings and equity research. Equity value based on treasury stock method calculated using $786mm in debt, $58mm in cash, $91mm in minority interest, $1,101mm in unconsolidated assets, and $102mm of convertible debt ($42mm, converting at a strike price of $10.26 and $60mm, converting at a strike price of $29.32). Note: As of 6/22/2016. OIBDA excludes equity from affiliates. ¹ 2020E Terminal OIBDA Multiple adjusted for NPV for Luna tax rate differential vs. US peers. 2 Includes NPV adjustment for Luna tax rate differential vs. US peers (see appendix for detail). 6/22 Trading Price: $20.55 Discounted Cash Flow Analysis (4.75 Year) Post-SBC Valuation Pre-SBC LTM Trading Range Wall Street Research Reference Points ■ Pre-SBC OIBDA – 2017E: $226mm; 2018E: $281mm ■ 2017E Pre-SBC OIBDA Multiple Range²: 8.0x – 15.0x ■ 2018E Pre-SBC OIBDA Multiple Range²: 7.5x – 12.0x Methodology Illustrative Price per Luna Share ($) Commentary Public Trading Comparables 2017E Public Trading Comparables 2018E Public Trading Comparables 2017E Public Trading Comparables 2018E ■ Post-SBC OIBDA – 2017E: $142mm; 2018E : $223mm ■ 2017E Post-SBC OIBDA Multiple Range²: 10.0x – 18.0x ■ 2018E Post-SBC OIBDA Multiple Range²: 8.5x – 13.0x

PRIVATE AND CONFIDENTIAL Management Model Management Extrapolation Q2 - Q4 2016 2017E 2018E 2019E 2020E Terminal Revenue $2,000 $3,103 $3,444 $3,474 $3,452 $3,452 % Growth 11.2% 11.0% 0.9% (0.7%) Pre-SBC OIBDA $131 $226 $281 $314 $318 $318 % Margin 6.6% 7.3% 8.2% 9.0% 9.2% 9.2% Less: Stock Based Compensation¹ (65) (84) (58) (48) (47) (47) Post-SBC OIBDA $66 $142 $223 $266 $271 $271 Less: Acquisition Costs & Restructuring¹ (3) (2) (0) 0 0 0 Less: Non-Cash Costs¹ (44) (18) (21) (19) (19) (19) Less: D&A¹ (12) (19) (18) (18) (18) (18) EBIT $8 $104 $184 $230 $234 $234 Less: Taxes @ 15.0% (1) (16) (28) (34) (35) (35) Unlevered Net Income $7 $88 $156 $195 $199 $199 Plus: D&A 12 19 18 18 Plus: Non-Cash Costs Adj. 58 23 22 19 Plus: Content Amort. / (Investment) (133) 101 (13) 0 Less: Capex (9) (7) (7) (18) Less: Change in Working Capital 30 7 (50) 0 Unlevered Free Cash Flow ($35) $231 $125 $204 $228 $218 % Growth NA (46%) 63% 12% Unlevered Free Cash Flow Overview 32 Luna Standalone Discounted Cash Flows Analysis ($ in millions) Luna Management Projections Source: Detailed Luna management projections provided through 3/31/2021 with extrapolation provided for Unlevered Pre-Tax FCF, Company Defined Adjusted OIBDA and Revenue. Note: Luna management projections. ¹ CY2019 – 2020 based on extrapolation. Q2 - Q4 2016 2017E 2018E 2019E 2020E Source Unlevered Pre-Tax FCF (From Company) (2) 286 194 284 311 Luna Management FY 17 - FY 2021 Less: SBC (65) (84) (58) (48) (47) Luna Management FY 17 - FY 2019, extrapolation thereafter Less: Calculated Unlevered Taxes (1) (16) (28) (34) (35) Calculation @ 15% Tax Rate Plus: Startup Costs 33 45 17 2 0 Luna Management FY 17 - FY 2019, assumed $0 thereafter Unlevered Free Cash Flow (DCF) ($35) $231 $125 $204 $228 Calculation Management Unlevered Pre-Tax FCF to DCF Unlevered FCF Bridge

PRIVATE AND CONFIDENTIAL Implied Terminal Multiple ('20E Post-SBC OIBDA) - Incl. Tax Adj. Discount Perpetuity Growth Rate -Rate 2.50% 2.75% 3.00% 3.25% 3.50% 8.75% 10.4x 10.8x 11.3x 11.9x 12.4x 9.00% 10.0 10.4 10.9 11.4 11.9 9.25% 9.6 10.0 10.4 10.9 11.4 9.50% 9.3 9.6 10.0 10.5 10.9 9.75% 9.0 9.3 9.7 10.1 10.5 Implied Terminal Multiple ('20E Pre-SBC OIBDA) - Incl. Tax Adj. Discount Perpetuity Growth Rate Rate 2.50% 2.75% 3.00% 3.25% 3.50% 8.75% 8.8x 9.2x 9.6x 10.1x 10.6x 9.00% 8.5 8.8 9.2 9.7 10.1 9.25% 8.2 8.5 8.9 9.3 9.7 9.50% 7.9 8.2 8.5 8.9 9.3 9.75% 7.6 7.9 8.2 8.6 8.9 Luna Standalone Discounted Cash Flows Analysis (Cont’d) Luna Management Projections ($ per Share, except multiples) 33 Implied Price per Share¹ Enterprise Discount Perpetuity Growth Rate Rate 2.50% 2.75% 3.00% 3.25% 3.50% 8.75% $21.67 $22.39 $23.17 $24.01 $24.86 9.00% 20.86 21.52 22.24 23.02 23.86 9.25% 20.11 20.72 21.38 22.09 22.86 9.50% 19.42 19.98 20.59 21.24 21.94 9.75% 18.78 19.29 19.85 20.45 21.10 Implied Terminal Multiple ('20E Pre-SBC OIBDA) - Excl. Tax Adj. Discount Perpetuity Growth Rate Rate 2.50% 2.75% 3.00% 3.25% 3.50% 8.75% 11.7x 12.2x 12.8x 13.4x 14.1x 9.00% 11.3 11.7 12.3 12.8 13.4 9.25% 10.9 11.3 11.8 12.3 12.9 9.50% 10.5 10.9 11.3 11.8 12.4 9.75% 10.1 10.5 10.9 11.4 11.9 Implied Terminal Multiple ('20E Post-SBC OIBDA) - Excl. Tax Adj. Discount Perpetuity Growth Rate Rate 2.50% 2.75% 3.00% 3.25% 3.50% 8.75% 13.8x 14.4x 15.0x 15.7x 16.5x 9.00% 13.2 13.8 14.4 15.1 15.8 9.25% 12.8 13.3 13.9 14.5 15.1 9.50% 12.3 12.8 13.3 13.9 14.5 9.75% 11.9 12.4 12.9 13.4 14.0 Implied Price Per Share Excluding Tax Adj.2 Including Tax Adj.2 Source: Detailed Luna management projections provided through 3/31/2021 with extrapolation provided for Unlevered Pre-Tax FCF, Company Defined Adjusted OIBDA and Revenue. 1 Equity value calculated using $846mm in debt (including $60mm of convertible debt, converting at a strike price of $29.32), $58mm in cash, $91mm in minority interest and $1,101mm in unconsolidated assets. For illustrative purposes, at 9.25% WACC and 3.0% perpetuity growth, the treasury-stock fully diluted method share count is 153.0. 2 NPV adjustment for Luna tax rate differential vs. US peers as of YE 2020E.

PRIVATE AND CONFIDENTIAL Date Firm Valuation Methodology Multiple Year Rating Target Price % Premium to 6/22 Trading Price % Premium to Publish Day 5/26/2016 Topeka Capital Markets LFCF Multiple FY2017 Buy $40.00 94.6% 102.4% 6/5/2016 Evercore ISI DCF Buy $32.00 55.7% 36.6% 6/7/2016 PiperJaffray DCF Overweight $30.00 46.0% 30.6% 5/27/2016 Jeffries OIBDA Multiple FY2018 Buy $29.00 41.1% 36.4% 6/6/2016 Barrington Research OIBDA Multiple FY2017 Outperform $27.00 31.4% 17.4% 5/27/2016 Macquarie OIBDA Multiple FY2018 Outperform $27.00 31.4% 27.0% 5/26/2016 JP Morgan P/E Multiple FY2018 Overweight $26.00 26.5% 31.6% 5/27/2016 Goldman Sachs Blended¹ CY2017 Neutral $24.00 16.8% 12.9% 5/27/2016 RBC Capital Markets OIBDA Multiple CY2016/17 Sector Perform $23.00 11.9% 8.2% 5/27/2016 Cowen and Company Blended² Market Perform $22.00 7.1% 1.1% Average $28.00 36.3% 30.4% Median $27.00 31.4% 28.8% 6/22 Trading Price $20.55 Analyst Targets Luna Research Target Prices Source: Wall Street Research and Bloomberg. Trading price as of 6/22/2016. ¹ Blended valuation methodology of 85% EBITDA Multiple and 15% M&A. ² Blended valuation methodology including DCF, P/E Multiple, OIBDA Multiple, and Sum-of-the-Parts. 34

PRIVATE AND CONFIDENTIAL Research Studio Sum-of-the-Parts Analysis Diversified Media Studio Segments Source: Wall Street research. 35 CompanyAnalystDateMultiple Credit Suisse5/3/20168.5x 2017E EBITDA Morgan Stanley (Fair Market Value)5/2/201610.2x 2016E EBITDA / 9.8x 2017E EBITDA Morgan Stanley (Market Value)4/28/201626.2x 2017E EBITDA Wedbush4/28/201613.0x 2016E/2017E EBITDA RBC Capital Markets4/7/201615.0x 2016E/2017E EBITDA RBC Capital Markets4/7/20169.0x 2016E/2017E EBITDA

PRIVATE AND CONFIDENTIAL Market Valuation Growth Profile Key Metrics Valuation Metrics Leverage Stock Price¹ % 52 Week Equity Adj. Enterprise CY2016-CY2018 Post-SBC OIBDA Margin EV / Pre-SBC OIBDA EV / Post-SBC OIBDA Net Debt/LTM 6/22/2016 High Value Value Revenue OIBDA CY2016 CY2017 LTM CY2016 CY2017 CY2018 LTM CY2016 CY2017 CY2018 Pre-SBC OIBDA Saturn - Management $27.80 59.7% $2,883 $3,977 1.9% 9.4% 27.0% 28.6% 9.2x 8.1x 7.3x 6.5x 9.9x 8.7x 7.8x 6.8x 2.8x Saturn - Consensus 27.80 59.7% 2,883 3,977 1.8% 13.0% 25.3% 27.5% 9.2 8.6 7.8 7.2 10.0 9.3 8.4 7.7 2.8 Luna - Management², ³ 20.55 49.6% 3,143 2,401 1.0% 96.2% 2.4% 5.1% 21.6 14.9 10.6 8.5 65.9 39.6 18.1 11.5 20.2 Luna - Consensus² 20.55 49.6% 3,143 2,401 4.4% 54.2% 4.1% 8.8% 21.6 13.3 7.5 7.3 61.7 22.9 9.9 9.6 20.2 Standalone Film Studio Dreamworks⁴ $ 27.12 91.2% $ 2,501 $ 2,864 16.7% 44.0% 12.1% 17.0% 19.2x 20.9x 13.8x 11.0x 22.5x 25.3x 15.7x 12.2x 2.1x Cable Networks Discovery $ 25.99 74.4% $ 16,145 $ 23,070 6.0% 6.8% 36.4% 36.5% 9.5x 9.4x 8.9x 8.4x 9.7x 9.6x 9.1x 8.6x 3.1x Scripps 63.42 92.7% 8,224 11,032 4.3% 4.0% 41.1% 41.0% 7.5 7.7 7.4 7.2 7.7 7.9 7.6 7.3 2.4 AMC Networks 58.49 67.1% 4,354 6,751 5.1% 4.4% 32.3% 32.1% 7.5 7.3 6.9 6.7 7.8 7.5 7.1 6.9 2.6 MSG Networks 16.40 19.2% 1,242 2,472 3.8% 4.8% 46.6% 46.6% 5.5 7.8 7.6 7.1 5.7 8.0 7.8 7.3 3.1 Cable Networks Median 4.7% 4.6% 38.7% 38.7% 7.5x 7.8x 7.5x 7.1x 7.7x 8.0x 7.7x 7.3x 2.8x Diversified Media Walt Disney $ 98.79 80.9% $ 162,738 $ 176,982 5.2% 5.6% 30.6% 30.4% 10.3x 9.9x 9.5x 8.9x 10.6x 10.2x 9.7x 9.1x 0.9x Time Warner 72.44 79.3% 58,365 77,350 5.4% 3.6% 28.2% 28.6% 9.4 9.2 8.5 8.5 9.6 9.4 8.7 8.7 2.7 Twenty-First Century Fox 28.92 83.3% 54,988 59,250 5.8% 8.1% 25.1% 25.4% 9.2 8.1 7.7 7.0 9.3 8.3 7.8 7.1 2.3 Viacom 44.03 65.2% 17,793 28,971 2.4% 0.8% 29.2% 29.9% 7.5 7.5 7.1 7.4 7.7 7.7 7.3 7.6 3.2 CBS 53.65 92.5% 24,915 32,506 2.8% 5.7% 23.6% 23.8% 9.6 9.0 8.8 8.1 10.1 9.5 9.3 8.5 2.3 Diversified Media Median 4.9% 5.1% 28.2% 28.6% 9.3x 8.8x 8.4x 8.1x 9.5x 9.1x 8.6x 8.5x 2.3x Luna Comparable Companies Analysis ($ in millions, except per share values) | Calendar Years Ended 12/31 Source: Public filings and Capital IQ as of 6/22/2016. Unless otherwise noted Adj. Enterprise Value calculated as market capitalization (considering all classes of stock) plus total debt and minority interest less cash and unconsolidated assets. 1 Stock Price reflects primary stock listing; enterprise value calculation considers all classes of stock. 2 Luna debt excludes production loans and excludes in the money convertible debt. Adj. Enterprise Value adjusted for NPV of tax differential of $520mm and unconsolidated assets of $1,101mm (see appendix for detail). 3 Source: Luna management projections. 4 Dreamworks figures as of 4/26/2016 prior to acquisition announcement by Comcast. 36

PRIVATE AND CONFIDENTIAL VI. Luna – Combination Analysis 37

PRIVATE AND CONFIDENTIAL Luna 6/22 Trading Price Luna Price per No Vote Share $16.44 $17.47 $18.50 $19.52 $20.05 $20.55 $21.58 $22.61 $23.63 $24.66 % Premium / (Discount) to 6/22 Luna Trading Price (20.0%) (15.0%) (10.0%) (5.0%) (2.4%) 0.0% 5.0% 10.0% 15.0% 20.0% Exchange Ratio 0.678x 0.678x 0.678x 0.678x 0.678x 0.678x 0.678x 0.678x 0.678x 0.678x Value of Stock Consid. per Saturn Series A Basic Share $11.15 $11.85 $12.55 $13.24 $13.60 $13.94 $14.64 $15.34 $16.03 $16.73 Value of Cash Consid. Per Saturn Series A Basic Share $18.00 $18.00 $18.00 $18.00 $18.00 $18.00 $18.00 $18.00 $18.00 $18.00 Pre-Synergy Merger Consid. to Saturn Series A Basic Share $29.15 $29.85 $30.55 $31.24 $31.60 $31.94 $32.64 $33.34 $34.03 $34.73 NPV of Cost Synergies $436 $436 $436 $436 $436 $436 $436 $436 $436 $436 Low NPV of Tax Synergies 544 544 544 544 544 544 544 544 544 544 Synergies NPV of Total Synergies $980 $980 $980 $980 $980 $980 $980 $980 $980 $980 ($50mm Non-Luna Saturn Series A Basic S/H PF Ownership of Luna¹ 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% Cost + NPV of Synergies to Non-Luna Saturn Series A Basic Shares $249 $249 $249 $249 $249 $249 $249 $249 $249 $249 $50mm Non-Luna Saturn Series A Basic Shares Outstanding¹ 86 86 86 86 86 86 86 86 86 86 Tax)² Synergies per Saturn Series A Basic Share $2.89 $2.89 $2.89 $2.89 $2.89 $2.89 $2.89 $2.89 $2.89 $2.89 Merger Consideration to Saturn Series A Basic Share Incl. Synergies $32.04 $32.74 $33.43 $34.13 $34.49 $34.83 $35.52 $36.22 $36.92 $37.61 NPV of Cost Synergies $654 $654 $654 $654 $654 $654 $654 $654 $654 $654 High NPV of Tax Synergies 544 544 544 544 544 544 544 544 544 544 Synergies NPV of Total Synergies $1,198 $1,198 $1,198 $1,198 $1,198 $1,198 $1,198 $1,198 $1,198 $1,198 ($75mm Non-Luna Saturn Series A Basic S/H PF Ownership of Luna¹ 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% 25.5% Cost + NPV of Synergies to Non-Luna Saturn Series A Basic Shares $305 $305 $305 $305 $305 $305 $305 $305 $305 $305 $50mm Non-Luna Saturn Series A Basic Shares Outstanding¹ 86 86 86 86 86 86 86 86 86 86 Tax)² Synergies per Saturn A Share $3.53 $3.53 $3.53 $3.53 $3.53 $3.53 $3.53 $3.53 $3.53 $3.53 Merger Consideration to Saturn Series A Basic Share Incl. Synergies $32.68 $33.38 $34.07 $34.77 $35.13 $35.47 $36.17 $36.86 $37.56 $38.26 Luna + Saturn: Luna Share Price Sensitivity Analysis Merger Consideration to Saturn Series A Basic Share ($ in millions, except per share data) Source: Synergies per company management guidance. Market price per Capital IQ as of 6/22/2016. Assumes transaction is financed with the debt contemplated by the debt financing commitment papers. 1 Saturn Series A shares outstanding and pro forma ownership excludes Luna held shares. 2 Tax and Cost Synergies calculated using a 9.00% discount rate and 0.00% perpetuity growth rate. 38 PF Luna No Vote Price if 5% PF Luna High Vote / PF Luna No Vote Premium Luna LTM Low Price: $18.53

PRIVATE AND CONFIDENTIAL $18 Cash + 0.6784 Luna Shares to Low Vote Shares No Luna Voting Share Prem. 5% Luna Voting Share Prem. Luna @ 6/22 Saturn @ Pro Forma Saturn @ Pro Forma Trading Price Luna Offer Luna Luna Offer Luna Low Vote Share Price $20.55 $31.94 $20.55 $31.60 $20.05 % Premium to 6/22 Trading Price 0.0% 14.9% 0.0% 13.7% (2.4%) Equity Value $3,143 $3,353 $4,733 $3,319 $4,700 Plus: Total Debt $828 $1,129 $3,566 $1,129 $3,566 Less: Cash (58) (10) (68) (10) (68) Plus/Less: MI / (UA) / (NPV Tax Benefit) (1,400) (25) (1,425) (25) (1,425) Less: Saturn Stake @ Offer (154) 0 0 0 0 Total Enterprise Value $2,360 $4,447 $6,807 $4,413 $6,773 Valuation & Leverage Metrics Enterprise Value / 2016E Pre-SBC OIBDA 14.7x 9.1x 10.5x 9.0x 10.4x Enterprise Value / 2017E Pre-SBC OIBDA 10.4 8.2 8.9 8.1 8.8 Enterprise Value / 2016E Post-SBC OIBDA 36.4x 9.7x 13.0x 9.6x 12.9x Enterprise Value / 2017E Post-SBC OIBDA 16.7 8.7 10.4 8.6 10.4 2016E EPS Accretion / (Dilution) 245.5% 245.5% 2017E EPS Accretion / (Dilution) 74.0% 74.0% Net Debt / 2016E Pre-SBC OIBDA 4.8x 2.3x 5.4x 2.3x 5.4x Economic Ownership Luna 100.0% 0.0% 66.4% 0.0% 66.4% Saturn 0.0% 100.0% 33.6% 100.0% 33.6% Basic Non-Luna Saturn Series A S/Hs 0.0% 84.7% 25.5% 84.7% 25.5% Luna + Saturn - $18 Cash + 0.6784 Luna Shares Saturn Management Projections & Luna Management Projections ($ in millions, except per share values) | Calendar Years Ended 12/31 | Excludes Synergies 39 Source: Company management projections and Luna management projections. Trading price as of 6/22/2016. Balance sheets as of 3/31/2016. Note: Assumes $87mm of incremental interest per latest financing grid. Assumes transaction is financed with the debt contemplated by the debt financing commitment papers. 1 Luna unconsolidated investment in Saturn valued at offer valuation. Includes $520mm NPV adjustment for Luna tax rate differential vs. US peers (see appendix for detail). 1 Assumes $1.6bn of cash to Saturn S/Hs

PRIVATE AND CONFIDENTIAL Implied Value Per PF Luna Low Vote Share (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $27.57 $28.67 $29.71 $30.83 $32.04 8.75% 26.31 27.20 28.54 29.32 30.44 9.00% 25.12 25.95 26.84 28.17 28.95 9.25% 24.01 24.78 25.61 26.49 27.44 9.50% 22.94 23.68 24.45 25.27 26.15 Implied Value per PF Luna Low Vote Share (No High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $26.73 $27.61 $28.56 $29.58 $30.68 8.75% 25.57 26.38 27.25 28.19 29.21 9.00% 24.48 25.23 26.04 26.91 27.84 9.25% 23.44 24.16 24.91 25.71 26.57 9.50% 22.42 23.11 23.85 24.59 25.39 Implied Value Per PF Luna Low Vote Share (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $26.61 $27.96 $28.75 $29.88 $31.09 8.75% 25.38 26.27 27.23 28.40 29.51 9.00% 24.22 25.05 25.94 26.89 28.30 9.25% 23.11 23.91 24.73 25.61 26.56 9.50% 22.06 22.80 23.59 24.42 25.30 Implied Value per PF Luna Low Vote Share (No High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $25.83 $26.71 $27.66 $28.68 $29.78 8.75% 24.70 25.51 26.38 27.32 28.34 9.00% 23.62 24.39 25.19 26.06 26.99 9.25% 22.56 23.31 24.09 24.89 25.75 9.50% 21.31 22.26 23.00 23.79 24.59 Implied Value per PF Luna Low Vote Share (No High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $21.67 $22.60 $23.61 $24.65 $25.76 8.75% 20.57 21.45 22.38 23.38 24.42 9.00% 19.55 20.36 21.23 22.16 23.15 9.25% 18.59 19.35 20.15 21.02 21.94 9.50% 17.58 18.40 19.15 19.95 20.80 Saturn + Luna Pro Forma DCF – Luna PF Price Annual Cost Synergy Range of Low ($50mm) to High ($75mm) & Annual Tax Synergies ($50mm) ($ per Share) 40 Without Synergies Low Synergies High Synergies Implied Value Per PF Luna Low Vote Share (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $22.40 $23.34 $23.22 $24.28 $25.41 8.75% 20.23 22.19 23.11 23.00 24.05 9.00% 19.22 20.02 21.96 22.89 22.77 9.25% 18.28 19.02 19.82 20.67 22.67 9.50% 16.94 18.09 18.83 19.61 20.46 Implied Value to Pro Forma Luna Low Vote Shares – No Luna High to Low Vote Premium Implied Value to Pro Forma Luna Low Vote Shares – 5% Luna High to Low Vote Premium Source: Company management projections and Luna management projections. Note: Equity value based on treasury stock fully diluted method calculated using a combined $3,584mm in debt (including $60mm of convertible debt, converting at a strike price of $29.32), $68mm in cash, $91mm in minority interest and $995mm in unconsolidated assets (excludes Luna-owned Saturn shares). Assumes transaction is financed with the debt contemplated by the debt financing commitment papers.

PRIVATE AND CONFIDENTIAL Implied Consideration to Saturn A S/H (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $36.71 $37.45 $38.15 $38.91 $39.74 8.75% 35.85 36.45 37.36 37.89 38.65 9.00% 35.04 35.61 36.21 37.11 37.64 9.25% 34.29 34.81 35.37 35.97 36.61 9.50% 33.56 34.07 34.59 35.14 35.74 Implied Consideration to Saturn A S/H (No High Vote Premium) Implied Consideration to Saturn A S/H (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $36.13 $36.73 $37.37 $38.07 $38.81 8.75% 35.35 35.90 36.49 37.13 37.81 9.00% 34.61 35.12 35.67 36.25 36.89 9.25% 33.90 34.39 34.90 35.44 36.02 9.50% 33.21 33.68 34.18 34.68 35.22 Implied Consideration to Saturn A S/H (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $33.20 $33.83 $33.75 $34.47 $35.24 8.75% 31.72 33.05 33.68 33.60 34.32 9.00% 31.04 31.58 32.90 33.53 33.45 9.25% 30.40 30.91 31.44 32.02 33.38 9.50% 29.49 30.27 30.77 31.31 31.88 Implied Consideration to Saturn A S/H (No High Vote Premium) Implied Consideration to Saturn A S/H (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $32.70 $33.33 $34.02 $34.72 $35.47 8.75% 31.96 32.55 33.18 33.86 34.57 9.00% 31.26 31.81 32.40 33.03 33.71 9.25% 30.61 31.13 31.67 32.26 32.88 9.50% 29.93 30.48 30.99 31.53 32.11 Saturn + Luna PF DCF – Consideration to Saturn Series A S/H Annual Cost Synergy Range of Low ($50mm) to High ($75mm) & Annual Tax Synergies ($50mm) ($ per Share) | Consideration of $18.00 Cash + 0.6784x PF Luna No Vote Shares 41 Without Synergies Low Synergies Consideration to Saturn Series A Shareholders – No Luna High to Low Vote Premium Consideration to Saturn Series A Shareholders – 5% Luna High to Low Vote Premium High Synergies Implied Consideration to Saturn A S/H (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $36.05 $36.97 $37.51 $38.27 $39.09 8.75% 35.22 35.82 36.47 37.26 38.02 9.00% 34.43 34.99 35.60 36.24 37.20 9.25% 33.68 34.22 34.78 35.38 36.02 9.50% 32.96 33.47 34.00 34.57 35.16 Implied Consideration to Saturn A S/H (No High Vote Premium) Implied Consideration to Saturn A S/H (5% High Vote Prem.) Discount Perpetuity Growth Rate Rate 1.50% 1.75% 2.00% 2.25% 2.50% 8.50% $35.53 $36.12 $36.76 $37.46 $38.21 8.75% 34.75 35.31 35.90 36.54 37.22 9.00% 34.03 34.55 35.09 35.68 36.31 9.25% 33.31 33.81 34.34 34.88 35.47 9.50% 32.46 33.10 33.60 34.14 34.68 Source: Company management projections and Luna management projections. Note: Equity value based on treasury stock fully diluted method calculated using a combined $3,584mm in debt (including $60mm of convertible debt, converting at a strike price of $29.32), $68mm in cash, $91mm in minority interest and $995mm in unconsolidated assets (excludes Luna-owned Saturn shares). Assumes transaction is financed with the debt contemplated by the debt financing commitment papers.

PRIVATE AND CONFIDENTIAL ($ in millions) 2013E 2014E 2015E 2016E 2017E 2018E 2019E Saturn Pre-SBC OIBDA $477 $502 $462 $490 $543 $612 $633 Luna Pre-SBC OIBDA1 383 337 156 161 226 281 314 Synergies (Luna Estimates) -- -- -- -- 41 52 52 PF Pre-SBC OIBDA (Incl. Synergies) $859 $839 $618 $651 $810 $945 $999 % Growth (2.4%) (26.4%) 5.4% 24.3% 16.8% 5.7% Less: Combined Capex ($26) ($20) ($20) Less: Combined Film & TV Inv. (Net of Amort.) 156 (13) (8) Less: NWC (40) (97) (59) Less: Other Adjustments (47) (17) (2) Less: Integration Costs (20) (5) -- Unlevered Pre-Tax Cash Flows $852 $798 $909 Less: PF Interest Expense (183) (181) (178) Less: Luna Standalone Cash Taxes (11) (12) (14) Less: Saturn PF Cash Taxes -- -- -- Free Cash Flow $658 $605 $717 Rate Revolver 2.50% $150 $150 $150 $150 Term Loan A 2.50% 1,000 950 900 830 Term Loan B 4.50% 1,900 1,881 1,862 1,843 Capital Leases 6.25% 63 63 63 63 Senior Notes 9.50% 670 670 670 670 Convertible Notes 1.25% 60 60 -- -- Total Debt $3,843 3,774 3,645 3,556 Cash 238 896 1,502 2,219 Total Debt / PF Pre-SBC OIBDA (Incl. Synergies) 5.9x 4.7x 3.9x 3.6x Net Debt / PF Pre-SBC OIBDA (Incl. Synergies) 5.5 3.6 2.3 1.3 Luna + Saturn Liquidity Profile Saturn Management Model & Luna Management Model| Assuming 12/31/2016 Close ($ in millions) | Calendar Years Ended 12/31 | Includes Luna Synergy Estimate 42 Source: Company management projections and Luna management projections. Note: Assumes interest rate per latest financing grid. Assumes transaction is financed with the debt contemplated by the debt financing commitment papers. 1 Excludes equity income from affiliates and gain on sales of affiliates.

PRIVATE AND CONFIDENTIAL Appendix A: Dual Class Consideration 43

PRIVATE AND CONFIDENTIAL 0.0% 1.0% 0.3% 0.1% (1.0%) (0.3%) 0.1% 0.1% 6.0% 10.4% 12.9% 12.8% (13.3%) (15.9%) (16.2%) (16.5%) 6/22 Trading Price 30day VWAP 60day VWAP 120day VWAP Market Premium for Vote over No-Vote1 Market Premium for High Vote over Low Vote2 44 Public Trading – Market Premium Screening criteria of companies in TMT sector with differential voting rights for primary and secondary listings on major US stock exchanges. 1Vote over No-Vote companies: Google, Bel Fuse, Comet, Discovery, Liberty Broadband, News Corporation, Radio One, Reading International, The Liberty Braves, Liberty Media, The Liberty SiriusXM Group, Twenty-First Century Fox, Viacom, Zillow 2High Vote over Low Vote companies: Discovery Communications, Gray Television, John Wiley & Sons, Liberty TripAdvisor Holdings, QAD, Saturn Source: Capital IQ as of 6/22/2016. Analysis Description ▪ An analysis of 21 companies with differential voting rights for stock classes shows that there is typically a market premium attached to stock classes with greater voting rights. ▪ Analysis Criteria − Primary and secondary listings on major US exchanges − Industry classification of media or information technology or telecommunication services (TMT) 1.9% 2.2% 2.9% 2.9% 1.5% 1.7% 2.1% 2.2% 10.0% 8.6% 8.0% 9.4% (12.6%) (12.7%) (10.2%) (9.9%) Today Closing 30day VWAP 60day VWAP 120day VWAP Median Average High Low 0.6% 1.7% 2.0% 2.3% (0.4%) 1.1% 1.3% 1.8% 9.4% 9.6% 8.5% 9.4% (15.0%) (12.6%) (11.5%) (10.0%) 6/22 Trading Price 30day VWAP 60day VWAP 120day VWAP

PRIVATE AND CONFIDENTIAL Public Trading – Market Premium Detail Source: Capital IQ as of 6/22/2016 and company filings or investor relations. 45 Comparing Vote to No Vote Market Premium / (Discount) 6/22 Trading Price Vote to Non Vote Company Name Vote No Vote 6/22 Trading Price 30day VWAP 60day VWAP 120day VWAP Alphabet Inc. $710.47 $695.94 2.1% 1.9% 2.0% 2.4% Bel Fuse Inc. $16.00 $18.83 (15.0%) (12.6%) (11.5%) (10.0%) Comet $57.00 $53.65 6.2% 6.7% 6.6% 7.5% Discovery Communications, Inc. $25.99 $24.66 5.4% 4.1% 3.3% 3.6% Liberty Broadband Corporation $58.77 $59.58 (1.4%) (0.2%) (0.0%) 0.1% News Corporation $11.86 $11.66 1.7% 3.1% 3.5% 4.1% Radio One Inc. $3.00 $3.09 (2.9%) (1.8%) (2.0%) 0.1% Reading International, Inc. $12.14 $13.73 (11.6%) (4.1%) (1.5%) (3.1%) The Liberty Braves Group $15.42 $15.58 (1.0%) 3.2% 3.0% 3.2% The Liberty Media Group $18.61 $18.31 1.6% 2.2% 2.1% 2.2% The Liberty SiriusXM Group $30.24 $29.96 0.9% 1.5% 1.5% 1.5% Twenty-First Century Fox, Inc. $28.59 $28.92 (1.1%) 0.5% 0.3% 0.4% Viacom, Inc. $48.18 $44.03 9.4% 9.6% 8.5% 9.4% Zillow Group, Inc. $34.73 $34.66 0.2% 1.2% 1.9% 3.5% Low (15.0%) (12.6%) (11.5%) (10.0%) Median 0.6% 1.7% 2.0% 2.3% Average (0.4%) 1.1% 1.3% 1.8% High 9.4% 9.6% 8.5% 9.4% Comparing High Vote to Low Vote Market Premium / (Discount) 6/22 Trading Price High Vote to Low Vote Company Name High Vote Low Vote 6/22 Trading Price 30day VWAP 60day VWAP 120day VWAP Discovery Communications, Inc. $25.81 $25.99 (0.7%) 1.0% 0.3% 0.1% Gray Television, Inc. $11.09 $10.46 6.0% 10.4% 12.9% 12.8% John Wiley & Sons Inc. $51.23 $51.04 0.4% (1.1%) (0.9%) (1.6%) Liberty TripAdvisor Holdings, Inc. $22.60 $22.24 1.6% 3.0% 4.3% 5.5% QAD Inc. $16.66 $19.21 (13.3%) (15.9%) (16.2%) (16.5%) Saturn $27.71 $27.80 (0.3%) 1.0% 0.2% 0.2% Low (13.3%) (15.9%) (16.2%) (16.5%) Median 0.0% 1.0% 0.3% 0.1% Average (1.0%) (0.3%) 0.1% 0.1% High 6.0% 10.4% 12.9% 12.8%

PRIVATE AND CONFIDENTIAL Trx. Equity % High Vote Ownership High Vote to Low Total Premium Consid. as % of Ann. Date Target Acquiror Value Voting Economic Vote Premium Total Consid. Low Vote Consid. Feb-13 Assisted Living Concepts, Inc. TPG $279 59.0% 12.6% 7.5% 0.9% 1.1% Dec-11 Delphi Financial Group, Inc. Tokio Marine Holdings, Inc. 2,743 49.9% 12.3% 20.1% 2.4% 2.8% Sep-09 Affiliated Computer Services, Inc. Xerox Corporation 6,467 41.2% 6.6% 74.2% 4.6% 5.2% Nov-04 Robert Mondavi Corporation Constellation Brands, Inc. 1,031 83.4% 36.9% 16.5% 5.2% 8.3% Feb-00 SFX Entertainment Clear Channel Communications, Inc. 3,378 28.4% 3.8% 66.7% 2.5% 2.6% Mar-99 Century Communications Corp. Adelphia Communications Corporation 3,597 92.3% 54.5% 9.1% 4.7% 10.9% Jun-98 Tele-Communications Inc.1 AT&T Corp. 36,023 56.8% 11.6% 10.0% 1.1% 1.3% Aug-97 SFX Broadcasting, Inc. Capstar Broadcasting Partners Inc. / Hicks, Muse, Tate & Furst, Inc. 1,108 49.3% 8.1% 30.0% 2.4% 2.6% Aug-96 Home Shopping Network, Inc. Silver King Communications, Inc. 1,197 74.3% 22.4% 20.0% 4.3% 5.8% Low 7.5% 0.9% 1.1% Median 20.0% 2.5% 2.8% Mean 28.2% 3.1% 4.5% High 74.2% 5.2% 10.9% Saturn Offer (0% PF Luna High Vote to PF Luna No Vote Premium ) 4.1% 0.3% 0.3% Saturn Offer (5% PF Luna High Vote to PF Luna No Vote Premium ) 5.2% 0.4% 0.4% 1 TCI Group Series A and Series B cons ideration (excludes TCI Ventures Group and Liberty Media Group tracking stocks ). 46 Precedent Transactions - Differential Consideration ($ in millions) Analysis Description ▪ Of 58 transactions with classes of stock with unequal voting since 2008, 3 transactions resulted in the high vote class receiving a premium for their shares − Analysis Criteria • All publicly announced transactions with a US or non-US public target and at least one SEC filer participant • Deals valued over $100 million • Announced since 2008 • Target with classes of stock with unequal voting ▪ Plus, select additional pre-2008 transactions that resulted in differential consideration for unequal voting classes of stock Differential Consideration Transaction Detail Source: Dealpoint Data as of 6/10/2016. Public filings.

PRIVATE AND CONFIDENTIAL Appendix B: Supplemental Valuation Material 47

PRIVATE AND CONFIDENTIAL Market Inputs Risk Free Rate 2.01% Market Risk Premium 7.00% Size Premium 1.65% Saturn Cost of Debt Estimated Pre-Tax Cost of Debt 4.25% Tax Rate 35.00% After-Tax Cost of Debt 2.77% Saturn Cost of Equity Risk Free Rate 2.01% Unlevered Beta 0.78 Levered Beta 0.96 Market Risk Premium 7.00% Size Premium 1.65% Saturn Cost of Equity 10.41% Saturn Weighted Average Cost of Capital Saturn Debt to Capitalization 26.81% Saturn Equity to Capitalization 73.19% Weighted Average Cost of Debt 0.74% Weighted Average Cost of Equity 7.62% Saturn WACC 8.36% Comparable Companies Levered Beta Total Net Debt Fully Diluted Equity Value Net Debt / Equity Net Debt / Total Cap. Tax Rate Unlevered Beta Saturn 1.051 $1,120 $2,883 38.8% 28.0% 35.0% 0.84 Discovery 1.017 7,610 16,145 47.1% 32.0% 38.0% 0.79 Scripps 0.975 3,495 8,224 42.5% 29.8% 38.0% 0.77 AMC Networks 0.954 2,312 4,354 53.1% 34.7% 38.0% 0.72 Average 0.999 $3,634 $7,901 45.4% 31.1% 37.3% 0.78 Median 0.996 $2,904 $6,289 44.8% 30.9% 38.0% 0.78 Saturn WACC Analysis ($ in millions) Source: Risk free rate per 20yr treasury. Market and size premium per 2015 Ibbotson. Estimated pre-tax cost of debt per weighted average interest rate per company filings. Tax rate per Luna due diligence / management guidance. Financial information per Capital IQ as of 6/22/2016, company filings and Wall Street research. 5yr levered beta per Bloomberg as of 6/17/2016. Debt to capitalization based on management guided future Net Debt to OIBDA target of 2.5x as of 6/22. 48 Unlevered Beta - WACC Sensitivity Unlevered Beta 0.75x 0.80x 0.85x WACC 8.18% 8.49% 8.81%

PRIVATE AND CONFIDENTIAL Luna Weighted Average Cost of Capital Luna Debt to Capitalization 19.60% Luna Equity to Capitalization 80.40% Weighted Average Cost of Debt 0.73% Weighted Average Cost of Equity 8.45% Luna WACC 9.18% Market Inputs Risk Free Rate 2.01% Market Risk Premium 7.00% Size Premium 1.65% Luna Cost of Debt Estimated Pre-Tax Cost of Debt 4.39% Tax Rate 15.00% After-Tax Cost of Debt 3.73% Luna Cost of Equity Risk Free Rate 2.01% Unlevered Beta 0.81 Levered Beta 0.98 Market Risk Premium 7.00% Size Premium 1.65% Luna Cost of Equity 10.51% Comparable Companies Levered Beta Total Net Debt Fully Diluted Equity Value Net Debt / Equity Gross Debt / Total Cap. Tax Rate Unlevered Beta Luna 0.903 $788 $3,143 25.1% 20.0% 15.0% 0.74 Saturn 1.051 $1,120 $2,883 38.8% 28.0% 35.0% 0.84 Comet 1.258 $7,912 $24,915 31.8% 24.1% 38.0% 1.05 Walt Disney 1.093 16,138 162,738 9.9% 9.0% 38.0% 1.03 Time Warner 0.965 22,254 58,365 38.1% 27.6% 38.0% 0.78 Twenty-First Century Fox 1.081 14,752 54,988 26.8% 21.2% 38.0% 0.93 Viacom 1.197 12,518 17,793 70.4% 41.3% 38.0% 0.83 Discovery 1.017 7,610 16,145 47.1% 32.0% 38.0% 0.79 Scripps 0.975 3,495 8,224 42.5% 29.8% 38.0% 0.77 AMC Networks 0.954 2,312 4,354 53.1% 34.7% 38.0% 0.72 Average 1.049 $8,890 $35,355 38.4% 26.8% 35.4% 0.85 Median 1.034 $7,761 $16,969 38.5% 27.8% 38.0% 0.81 Luna WACC Analysis ($ in millions) Source: Risk free rate per 20yr treasury. Market and size premium per 2015 Ibbotson. Estimated pre-tax cost of debt per weighted average interest rate per company filings. Tax rate per Luna due diligence / management guidance. Financial information per Capital IQ as of 6/22/2016, company filings and Wall Street research. 5yr levered beta per Bloomberg as of 6/17/2016. Target debt to cap using company capitalization as of 6/22. 49 Unlevered Beta - WACC Sensitivity Unlevered Beta 0.75x 0.80x 0.85x WACC 8.77% 9.11% 9.45%

PRIVATE AND CONFIDENTIAL Luna Perpetuity Growth Rate Analysis Illustrative Extrapolation to ‘Steady State’ Growth ($ in millions) 50 Unlevered Free Cash Flow Overview Management Extrapolation Calendar Year Ended December 31, Terminal Year1 2019E 2020E 2021E 2022E 2023E 2024E 2020E 2024E Unlevered Free Cash Flow $204 $228 $251 $271 $287 $299 $218 $288 % Growth 63% 12% 10% 8% 6% 4% 1 Terminal year free cash flow adjusted for ~$10mm difference in capex and D&A in final year of cash flow projections. Implied Perpetuity Growth Rate @ 2020E Implied Perpetuity Growth Rate @ 2020E Discount Perpetuity Growth Rate @ 2024E Rate 1.00% 1.25% 1.50% 1.75% 2.00% 8.75% 2.5% 2.7% 2.8% 3.0% 3.2% 9.00% 2.6% 2.7% 2.9% 3.0% 3.2% 9.25% 2.6% 2.8% 2.9% 3.1% 3.2% 9.50% 2.7% 2.8% 3.0% 3.1% 3.3% 9.75% 2.7% 2.9% 3.0% 3.2% 3.3%

PRIVATE AND CONFIDENTIAL Luna Unconsolidated Assets Backup Summary ($ in millions) Source: Wall Street Research, Publicly Available Data as of 6/22/2016. 1 Per Luna company filings, EPIX FY 2016 operating income of $168mm. 51 POP Analyst Value Luna Own% Val Wunderlich (5/27/2016) $618 50.0% $309 Evercore (6/05/2016) 504 50.0% 252 Evercore (CBS 6/05/2016) 238 50.0% 119 Average $453 $227 Asset Total Value Ownership Value Commentary Epix $2,000 31.2% $624 See below summary POP 453 50.0% 227 See below summary Celestial Tiger 135 16.0% 22 Per Luna mgmt. diligence Defy Media 275 15.8% 43 Per Luna mgmt. diligence, based on latest Defy financing Next Games NA 2 Per company filings (latest 10K), valued at cost Telltale Games 286 14.0% 40 Per company filings (latest 10K), valued at cost Atom Tickets 19.5% 12 Per company filings (latest 10K), valued at cost Total (excl. Market Value of Saturn) $970 Shares (mm) Price Saturn Series A Shares Owned 2.1 $27.80 $59 Saturn Series B Shares Owned 2.6 $27.71 72 Total Unconsolidated Assets $1,101 Epix Analyst Value Luna Own% Value Evercore (6/05/2016) $1,853 31.2% $578 UBS (VIAB 4/22/2016) 2,206 31.2% 688 RBC (VIAB 4/29/2016) 2,264 31.2% 706 Wedbush (VIAB 4/28/2016) 1,848 31.2% 577 LTM OIBDA Multiple @ 10x¹ 1,681 31.2% 525

PRIVATE AND CONFIDENTIAL Net Present Value of Tax Benefit Discount Perpetuity Growth Rate Rate 2.50% 2.75% 3.00% 3.25% 3.50% 8.75% $536 $555 $575 $597 $622 9.00% 511 528 547 567 588 9.25% 488 504 520 538 558 9.50% 467 481 496 513 530 9.75% 447 460 474 489 505 Luna Tax Benefit Analysis Present Value of Tax Benefits ($ in millions) 52 Net Cash Flow from Luna Tax Differential Source: Luna management. 1 Assumes tax differential of Saturn (38%) and Luna effective, per management of 15%. Net Present Value of Tax Benefit Q2 - Q4 2016 2017E 2018E 2019E 2020E Terminal Value Pre-tax Income (13) 13 176 227 229 229 Tax Differential 0 3 40 52 53 53

PRIVATE AND CONFIDENTIAL Appendix C: Synergy Analyses 53

PRIVATE AND CONFIDENTIAL ($ in millions) Q2-Q4 '16E 2017E 2018E 2019E 2020E Cost Synergies -- $25 $50 $50 $50 Less: Integration Costs -- (19) (5) -- -- EBT (incl. Integration Costs) $0 $6 $45 $50 $50 Less: Taxes @ 15.0% -- (1) (7) (8) (8) Plus: Tax Synergies -- 50 50 50 50 Unlevered Free Cash Flow $0 $55 $88 $93 $93 2016 Expenses 2016 Expenses 100.0% 75.0% 66.7% Networks Segments Salaries, Taxes & Benefits Legal $7.7 $7.7 $5.8 $5.1 F&A 4.9 4.9 3.7 3.3 Facilities 1.0 1.0 0.8 0.7 Executive 2.4 2.4 1.8 1.6 HR 3.0 3.0 2.3 2.0 Strategy 1.1 1.1 0.8 0.7 IT - Service & Support 5.5 5.5 4.1 3.7 IT - Developers 11.1 11.1 8.3 7.4 0.0 0.0 0.0 T&E/office expenses 1.6 1.6 1.2 1.1 Public Co Expenses 6.7 6.7 5.0 4.5 Consumer Marketing Efficiencies 7.5 7.5 5.6 5.0 Subtotal Distribution Segment $52.5 $52.5 $39.4 $35.0 Distribution Segment Distribution G&A (no allocation) $17.2 $17.2 $12.9 $11.5 Distribution Efficiencies 4.1 4.1 3.1 2.7 Subtotal Distribution Segment $21.3 $21.3 $16.0 $14.2 Total Synergies $73.8 $55.4 $49.2 Recurring Synergies (Low Synergies) Cost Synergy Detail Synergy Sensitivity 54 Saturn + Luna Synergy Analysis ($ in millions) $50 - $75mm of Cost Synergies and $50mm of Recurring Tax Synergies – Management Estimates Source: Company management projections and Luna management projections as reviewed and approved for use by company management. Integration costs and phase-in per Luna estimates. Note: Assumes transaction is financed with the debt contemplated by the debt financing commitment papers. NPV of Synergies Components Discount Annual Cost Synergies Ann. Tax Syn. Rate $50.0 $62.5 $75.0 $50.0 8.50% $464 $580 $695 $576 8.75% 449 562 674 560 9.00% 436 545 654 544 9.25% 423 529 635 529 9.50% 411 514 617 515 Total Synergy NPV Discount Annual Cost Synergies Rate $50.0 $62.5 $75.0 8.50% $1,040 $1,156 $1,272 8.75% 1,009 1,121 1,234 9.00% 980 1,089 1,198 9.25% 952 1,058 1,164 9.50% 926 1,029 1,132